Exhibit 99.2

EnerCom 2010 Oil & Gas Conference August 21-26, 2010

This presentation contains forward-looking statements. All forward-looking statements speak only as of the date of this presentation or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to the company or any person acting on the company’s behalf are qualified by the cautionary statements in this section. The company does not undertake any obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this report. Actual experience may differ and such differences may be material. Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance. Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. NYSE Amex: GOK 2 Forward-Looking Statements

NYSE Amex: GOK Seismic Industry Overview

Competitive Landscape

Company	Data Acquisition					Data Proc.	Equip.
	Marine Streamer	Land		Shallow Water	M-C Library		
		Intl.	North America				
CGG Veritas (Sercel)	✓	✓	✓	✓	✓	✓	✓
WesternGeco (Schlumberger)	✓	✓		✓	✓	✓	✓
PGS	✓				✓	✓	
Geokinetics		✓	✓	✓	✓	✓	
BGP	✓	✓		✓		✓	✓
TGS Nopec					✓	✓	
ION Geophysical					✓	✓	✓
Dawson			✓			✓	
Global Geophysical		✓	✓	✓	✓	✓	
OYO Geospace							✓
Seitel					✓	✓	
Tidelands			✓	✓			
Mitcham							✓

NYSE Amex: GOK
4

NYSE Amex: GOK 5 Industry Dynamics Earnings volatility reflects varying crew profitability due to: Fluctuations in job size and location Utilization of crews Timing of crew moves Seasonality in operations (Canadian working season and thaw, rainy season in Latin America, monsoon season and whale migrations in Far East / Australia) Multi-Client data library “late sales” revenue recognition unpredictable Budgeting cycles of National Oil Companies (NOCs) and International Oil Companies (IOCs) tend to be more strategic and longer term in nature International projects primarily target oil prospects, while U.S. projects generally focus on natural gas NOCs control as much as 94% of world’s oil and gas reserves U.S. shale plays still active and profitable with E&P expenditures expected to rise by 18% in 2010 Technical advances (3-D seismic, hydraulic fracturing and horizontal drilling) are bringing new activity in regions with known hydrocarbon systems Increasing demand for seabed seismic data acquisition (Transition Zone, Ocean Bottom Cable and 4D) (1) Source: Oil & Gas Journal, February 2, 2009 (2) Source: Barclays Capital – The Original E&P Spending Survey, June 15, 2010 (1) (2)

NYSE Amex: GOK 6 Capital Budget Survey Results Global exploration and production (E&P) expenditures are expected to increase by 12% in 2010 North America: U.S. E&P spending estimated to increase by 18% and Canada E&P spending estimated to increase by 28% in 2010 International E&P spending estimated to increase by 9% in 2010 Source: Barclays Capital – The Original E&P Spending Survey, June 15, 2010 2011 Estimated E&P Spending Direction Up 61% Flat 26% Down 13%

Company Overview NYSE Amex: GOK

NYSE Amex: GOK 8 Geokinetics At A Glance Transition Zone Ocean Bottom Cable Land and Multi-Client Data Processing www.geodev.com Global leader in TZ/shallow water seismic data acquisition Purpose-built vessels designed for cost-effective mobilization by air, land or sea Up to 65’ in length, ultra shallow draft vessels Capable of operating 150 ft. water depth Launched OBC operations Q4 2007 First operator of Sercel SeaRay (2 systems) Offshore capabilities to 500 ft. water depth Expanding OBC capabilities near-term Geotiger Series II Marine Fleet Extensive onshore capabilities, including: Mountain, jungle, desert and arctic terrain Growing onshore Multi-Client library Over 6,870 square miles and 850 linear miles Two Processing Centers (Houston, London) Three satellite processing centers (Luanda, Rio, Mexico City) 12,000+ CPU Equivalent Capacity 170+ Staff

NYSE Amex: GOK 9 Consistent & Proven Business Strategy Provide a Broad Range of Services TZ, OBC and land (including Multi-Client) seismic data acquisition and processing Maintain Focus and Specialization in Profitable, High-Potential Markets Recognized leader in TZ and challenging terrains; dominant position in Latin America and expanding Multi-Client library Prudently Invest in New and Technologically Advanced Equipment ~$235 million invested in assets and technology over past three and a half years Diversify Operations Geographically Actively Pursue Strategic Acquisitions Successful integration of three transformational acquisitions since 2005 totaling more than $340 million Presence in North, Central and South America, Africa, Middle East, Australia/New Zealand and the Far East STRATEGY RESULT

NYSE Amex: GOK 10 Geographic Reach Canada 2 (OBC, Land) USA 7 (Land) Mexico 2 (Land) Egypt 1 (TZ/Land) Algeria 1 (Land) Alaska 1 (Land) Brazil 2 (Land) Malaysia 1 (TZ/Land) Bangladesh 1 (TZ/Land) Angola 2 (Land) Cameroon 1 (Land) Colombia 2 (Land) Peru 2 (Land) Libya 1 (Land) Bolivia 1 (Land) Trinidad 1 (Land) Australia 2 (Land) Indonesia 1 (OBC) Note: Crews vary in size and can be increased, decreased, split or combined depending on the job Offices Data Processing Centers 31 crews in place (~25 working) as of August 16, 2010

NYSE Amex: GOK 11 Backlog Details Note: PGS Onshore backlog included as of 1Q10 Backlog Metrics as of 6/30/10 Backlog History Geographic Backlog Split 79% 21% International North America Intl. Backlog Split By Project Type 33% 67% OBC/TZ Land $416.5 $413.5 $508.7 $548.3 $416.3 $318.3 $259.0 $190.2 $427.5 $519.3 $0 $100 $200 $300 $400 $500 $600 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 ($ in millions) Intl. Backlog Split By Customer Type 41% 59% NOC Other

NYSE Amex: GOK 12 Diversified Customer Base Solid relationships with National Oil Companies (NOCs), International Oil Companies (IOCs) and independent oil and natural gas producers No one customer represented more than 12% of total revenues in 1H 2010

NYSE Amex: GOK 13 PGS Onshore Acquisition Rationale Expanded scope and scale Significant business expansion into Mexico, North Africa, Alaska and U.S. (Multi-Client) Approximately 35-45% of 2Q10 revenue generated from legacy PGS Onshore assets $5.5 million in late sales in 2Q10 related to legacy PGS Onshore data library Estimated annual synergies of at least $10 million Majority of synergies driven by overlap and cost reductions PGS Onshore integration essentially complete GOK Standalone GOK + PGS Onshore % As of June 30, 2009 As of June 30, 2010 Increase Recording Channels 122,500 201,000 64% Crew Capacity 25 38 52% Multi-Client Data Library (1) *Square Miles 0 6,873 NM *Linear Miles 0 853 NM Backlog (MM) $318 $519 63% Employees (2) 4,100 5,500 34% Upon completion of jobs In progress Headcount is approximated and varies based on activity levels

NYSE Amex: GOK 14 Historical and Pro Forma Financials Notes: *Adjusted EBITDA excludes $1.4 million of one-time, non-recurring costs in 3Q06 related to the Grant Geophysical acquisition *Adjusted EBITDA excludes $3.2 million of one-time severance costs in 3Q07 related to CEO departure and restructuring of data processing segment *Actual and Pro Forma 2009 and actual 1H10 adjusted EBITDA excludes $1.3 million and $6.3 million, respectively, of one-time, non-recurring costs related to the PGS Onshore acquisition and integration *Pro Forma 2009 includes estimated U.S. GAAP amounts for 4Q09 for PGS Onshore that are estimated off the audited IFRS amounts Historical and Pro Forma Revenue & Adjusted EBITDA Trends $62.2 $225.3 $357.7 $474.6 $511.0 $225.2 $753.4 $711.1 $1.4 $23.3 $34.4 $65.0 $88.3 $3.0 $136.9 $100.5 $0 $100 $200 $300 $400 $500 $600 $700 $800 2005 2006 2007 2008 2009 1H 2010 2008 PF 2009 PF ($ in millions) Revenue Adjusted EBITDA

NYSE Amex: GOK 15 Capitalization and Credit Statistics (1) Based on GOK stock price of $3.83 and 17.7 million shares outstanding as of 6/30/10 (2) Calculated based on revolver availability of $31 million plus unrestricted cash of $40.8 million as of 6/30/10 Note: Company is currently in discussions with lenders to amend Senior Secured Revolving Credit Facility terms ($ millions) Cash, Cash Equivalents and Restricted Cash $42.9 Debt Senior Secured Revolving Credit Facility $9.0 Capital Leases and Foreign Lines of Credit 3.1 Senior Secured Notes, Net of Discount 294.9 Total Debt 307.0 Mandatory Redeemable Series C Pfd. Stock 32.2 Total Debt including Series C pfd. Stock 339.2 Mezzanine Equity 70.8 Stockholder's Equity 97.1 Total Book Capitalization $507.1 Total Debt/Book Capitalization 60.5% Net Debt/Book Capitalization 52.1% Enterprise Value (1) $434.9 Liquidity (2) $71.8 Capitalization as of 6/30/2010

NYSE Amex: GOK 16 Capital Expenditures and Multi-Client Investments Over $260 million invested in the last three and a half years to upgrade US crews, expand recording and seabed capacity, implement worldwide ERP system and enter the OBC and Multi-Client markets Capital budget guided to ~$45 million for 2010 Multi-Client investment anticipated to be ~$52 million in 2010 (subject to required pre-funding levels) PGS Onshore invested ~$138 million into Multi-Client data library ’07-’09 Historical and Pro Forma Capital Expenditure and Multi-Client Investments $94.7 $77.1 $38.8 $24.9 $20.3 $113.1 $51.4 $10.7 $15.8 $35.7 $62.9 $14.2 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2007 2008 2009 1H 2010 2H 2010 E 2008 PF 2009 PF ($ in millions) Capital Expenditures Multi-Client Investments

NYSE Amex: GOK 17 HSE Performance Continues to Improve Historical HSE Performance 0 5,000,000 10,000,000 15,000,000 20,000,000 25,000,000 30,000,000 35,000,000 40,000,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1H10 Man Hours 0 2 4 6 8 10 12 14 16 18 Frequency Man Hours TRCF/1,000,000 hrs LTIF/1,000,000 hrs

NYSE Amex: GOK 18 Competitive Advantages Specialized Expertise in Challenging Environments Proven International Operating Expertise Global Presence (infrastructure/assets/people) Extensive Onshore Multi-Client Data Library (including U.S. shale plays) Solid Relationships with Diversified Customer Base (including NOCs)

NYSE Amex: GOK Business Segment Outlook

NYSE Amex: GOK 20 North America Data Acquisition Activity picking up and pricing slowly improving, but overcapacity still exists 2Q 2010 U.S. bid activity: Number of bids: 95 (flat q/q, +36% y/y) Total bid amount: ~$414 million (+35% q/q, +185% y/y) World’s 1st Air Transportable 4C OBC crew now working in Canada Upside potential for multi-client license transfer fees related to recent M&A activity Legacy PGS Onshore multi-client data library could benefit from reallocation of capital due to Gulf of Mexico oil spill Focus remains on Multi-Client opportunities Currently two crews working and expect to ramp to five crews by year end Potential for OBC multi-client work in GOM Multi-Client backlog $58 million as of 6/30/10 Revenue $35.9 $18.1 $11.4 $17.8 $38.1 $40.3 $0 $10 $20 $30 $40 $50 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 ($ in millions) Crew Count Averages North America 1Q10A 2Q10A 3Q10E U.S. 5.5 6 7 Canada 2.5 0 1 Total 8 6 8

NYSE Amex: GOK 21 Extensive Multi-Client Library (1) Upon completion of jobs in progress Multi-Client Data Library Willow Bend MC3D 35 square miles Patrick Draw 290 square miles Taloga 102 square miles Wichita Mountain Front MC3D 3,077 square miles Ultra Deep Regional 2D 125 linear miles Hearne East and Flynn 3D 488 square miles Crockett 3D 455 square miles Key Creek North 505 square miles High Density Alaska Foothills 500 linear miles Bradford County 1,338 square miles (1) Waynesburg 420 square miles (1) Shelby South 163 square miles (1) Total 6,873 square miles (~ 4.4 million acres) 853 linear miles Marcellus 2D 228 linear miles (1)

NYSE Amex: GOK 22 International Data Acquisition International projects target oil prospects NOCs/IOCs have more strategic investment horizon = longer term contracts Strong bidding activity continues, but project awards continue to be delayed Latin America: submitted ~ $800 million in bids YTD with > $200 million in bids still outstanding (~25% cancelled)...additional tenders expected OBC crew mobilizing to Indonesia and expected to start work this quarter Potential for both onshore and shallow water multi-client work Continue to focus on more profitable shallow water opportunities Revenue $108.2 $124.3 $82.9 $101.7 $65.2 $76.9 $0 $50 $100 $150 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 ($ in millions) Crew Count Averages International 1Q10A 2Q10A 3Q10E Latin America 3 2.5 5 EAME 2.5 3 4 Australasia/Far East 1.5 1.5 2 Total 7 7 11

NYSE Amex: GOK 23 Significant International Exposure Expect majority of revenues to continue to be generated internationally Shallow water projects comprise ~33% of international backlog Approximately 41% of international backlog is with NOCs Geographic Revenue Split 26% 50% 60% 82% 64% 100% 74% 50% 40% 18% 36% 0% 20% 40% 60% 80% 100% 120% 2005 2006 2007 2008 2009 1H 2010 International North America

NYSE Amex: GOK 24 Data Processing and Interpretation YTD bid activity as of August 12, 2010: Number of bids up 6% y/y 40% win rate ~$27 million in bids outstanding Pricing slow to recover...down ~25% y/y Multi-Client data – On Time, Everytime Multi-Component processing potential Partnership with marine acquisition company (onboard processing) Additional satellite processing center to open in Calgary this quarter Revenue $2.83 $2.47 $2.51 $2.87 $2.48 $2.36 $0.0 $1.0 $2.0 $3.0 $4.0 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 ($ in millions)

NYSE Amex: GOK 25 Summary Recent industry challenges and depressed valuation create nice entry point Largest provider of onshore and TZ seismic data acquisition services in the Western Hemisphere (2nd largest world-wide) Growing backlog (79% international) with proven ability to execute E&P capital expenditure budgets expected to increase meaningfully Well positioned (infrastructure/assets/people) in profitable high-potential markets Fully trained, local management/technicians in key markets Ability to mobilize crews to most active regions as markets dictate Use of common equipment increases productivity and provides costs savings Uniquely qualified to operate in challenging environments Diversified customer base Extensive Multi-Client library currently focused on U.S. shale plays Underinvestment in energy, combined with declining production and expected GDP growth in many international markets, will ultimately lead to increased demand for our services

NYSE Amex: GOK Appendix

NYSE Amex: GOK 27 GOK Market Data (1) Data per ThomsonOne as of 6/30/10 Exchange/Ticker: NYSE Amex: GOK Stock Price as of 8/17/10 $4.04 Common Shares O/S (MM) as of 6/30/10 17.7 Current Market Capitalization (MM) $71.5 Average Volume (90 day) as of 8/17/10 156,494 shares/day Institutional Ownership (1) 67% Market Data

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